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                                                            Exhibit 99.1


                             CERTIFICATION
                  PURSUANT TO 18 U.S.C. SECTION 1350,
       AS ADOPTED BY SECTION 906 OF THE SABANES-OXLEY ACT OF 2002

         I, Kieran E. Burke, as Chief Executive Officer of Six Flags, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-Q report for the period ending June 30, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material repects, the financial condition and results of operations of the Company.



Dated:  August  14, 2002

                                     /s/ Kieran E. Burke
                                    --------------------------------------------
                                    Kieran E. Burke
                                    Chief Executive Officer
                                    of the Company